Subsequent events	12 Months Ended
Dec. 31, 2016
Subsequent Events [Abstract]
Subsequent events
16.	Subsequent events

A dividend of $54.6875 per Series B Preferred Share was declared on March 3, 2017 for the first quarter 2017.

On March 22, 2017, the Company announced a cash tender offer in respect of the Excess Cash Flow, which we are obliged to make under the terms of the indenture. The offer is to purchase up to $20,000 aggregate amount of the 2019 Notes at a price of 102% of their aggregate principal amount plus accrued and unpaid interest to, but not including, the purchase date. The offer will expire at 5.00 p.m., New York City time, on April 19, 2017, unless extended by us, in our sole discretion.